Exhibit 3.81

CERTIFICATE OF INCORPORATION

OF

SOUTHERN LIVING, INC.

FIRST. The name of the corporation is Southern Living, Inc.

SECOND. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of stock which the corporation shall have authority to issue is 1,000 and the par value of each of such shares is $1.00 amounting in the aggregate to $1,000.00.

FIFTH. The name and mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS
John K. Molen	1500 Brown-Marx Building Birmingham, Alabama 35203

SIXTH. The name and mailing address of each person, who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

NAME	MAILING ADDRESS
Emory Cunningham	P. O. Box 2581 Birmingham, Alabama 35202

Vernon Owens	P. O. Box 2581 Birmingham, Alabama 35202

Eugene B. Butler	P. O. Box 2581 Birmingham, Alabama 35202

SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, the bylaws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

TENTH. Any corporate action upon which a vote of stockholders is required or permitted may be taken with the written consent of stockholders having not less than a majority of all of the stock entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by holders having less than the minimum percentage of the vote required by statute for the proposed corporate action and provided that prompt notice be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

ELEVENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that the facts [ILLEGIBLE] stated are true, and accordingly have hereunto set my [ILLEGIBLE] and seal this 21st day of November, 1980.

/s/ John K. Molen	(SEAL)
John K. Molen

STATE OF ALABAMA	)
	)	ss:
COUNTY OF JEFFERSON	)

BE IT REMEMBERED that on this 31st day of November A.D., 1980, personally came before me, a Notary Public for the State of Alabama, County of Jefferson the party to the foregoing certificate of incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

GIVEN under my hand and seal of office the day and year aforesaid.

/s/ Illegible

AGREEMENT AND PLAN OF MERGER

of

SOUTHERN LIVING, INC.

(an Alabama corporation)

into

SOUTHERN LIVING, INC.

(a Delaware corporation)

AGREEMENT AND PLAN OF MERGER (hereinafter called “this Agreement”) dated as of December 1, 1980, by and between Southern Living, Inc., an Alabama corporation, and Southern Living, Inc., a Delaware corporation, said corporations being hereafter sometimes [ILLEGIBLE] referred to as the “Constituent Corporations.”

W I T N E S S E T H:

I. Recitals.

A. Corporate Names. The name of the corporation proposing to merge is Southern Living, Inc. (hereinafter called “the Alabama Company”), and the name of the corporation into which the Alabama Company proposes to merge is Southern Living, Inc. (hereinafter called “the Delaware Company”).

B. Shares of the Alabama Company. The designation and number of authorized shares of each class and series of the Alabama Company is 1,000 shares of Common Stock, par value $1.00 per share, of which 1,000 shares of Common Stock are issued and outstanding. The outstanding shares of Common Stock are not subject to change prior to the effective date of the merger as no additional authorized shares of Common Stock remain to be issued.

C. Shares of the Delaware Company. The designation and number of authorized shares of each class and series of the Delaware Company is 1,000 shares of Common Stock, par value $1.00 per share, all of which are issued and outstanding. Such number is not subject to change prior to the effective date of the merger.

D. Shares Entitled to Vote. The Common Stock of the Delaware Company and the Common Stock of the Alabama Company are entitled to vote on the merger.

E. Action by Board of Directors. The Boards of Directors of the Alabama Company and the Delaware Company have approved and adopted this Agreement and have determined that it is advisable that the Alabama Company be merged into the Delaware Company on the terms set forth herein.

F. Merger. Pursuant to the laws of Alabama and Delaware and subject to the terms and conditions set forth herein, the Alabama Company shall be merged into the Delaware Company, which shall be the Surviving Corporation. The terms and conditions of the merger, the manner and basis of converting the shares of the Alabama Company into shares of the Surviving Corporation and the mode of carrying the merger into effect are hereinafter set forth.

G. Governing Law. Following the merger, the Delaware Company, as the Surviving Corporation, shall be governed by the laws of the State of Delaware.

II. Effect of Merger.

A. Effective Date. The merger shall become effective on December 1, 1980, following the requisite approval of the shareholders of the Constituent Corporations and the filing and recording of this Agreement in accordance with the requirements of Alabama and Delaware law (such time being herein referred to as “the effective date of the merger”).

B. Surviving Corporation. As of the effective date of the merger, the separate existence of the Alabama Company shall cease and the Delaware Company, as the Surviving Corporation, shall continue to exist as a corporation governed by the laws of the State of Delaware. The Surviving

Corporation shall thereafter, consistent with its Certificate of Incorporation, possess all the rights, privileges, immunities, powers, franchises and purposes of each of the Constituent Corporations; all the property, real, personal and mixed of the Constituent Corporations shall vest in the Surviving Corporation without further act or deed; and the Surviving Corporation shall become liable for all debts, liabilities and obligations and all duties and penalties of each of the Constituent Corporations, with all other consequences provided under the laws of Alabama and Delaware. At any time or from time to time after the effective date of the merger, the last acting officers of the Alabama Company or the corresponding officers of the Surviving Corporation, shall in the name of the Alabama Company execute and deliver all such deeds, assignments and other instruments and take all such further action as the Surviving Corporation may deem necessary in order to carry out the intent and purpose of this Agreement. All corporate actions, plans, policies, approvals and authorizations of the Alabama Company, its stockholders, Board of Directors, officers and agents, that were valid and effective immediately prior to the effective date of the merger shall be taken for all purposes as the actions, plans, policies, approvals, and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Alabama Company. The employees and agents of the Alabama Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of the Alabama Company.

C. Accounting. Upon the effective date of the merger, there shall be allocated to the capital stock account of the Surviving Corporation an amount equal to the aggregate par value of its then outstanding shares of Common Stock, and the excess of its total net assets over the amount so determined to be capital stock shall be surplus. The amount of surplus so determined shall be divided into (1) retained earnings, which shall be the retained earnings of the Alabama Company on the effective date of the merger, and (2) other capital ascribed to shares, which shall be the total surplus less the amount of retained earnings provided in (1) of this paragraph. With the foregoing qualification, upon the effectiveness of the merger, the assets, liabilities, reserves and accounts of each of the Constituent Corporations shall be taken up on the books of the Surviving Corporation at the amounts at which they shall then be carried on the books of the respective Constituent Corporations, subject to such adjustments, or eliminations of inter-company items, as may be appropriate in giving effect to the merger.

D. Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Delaware Company as set forth in Exhibit A hereto. Said Certificate of Incorporation attached hereto as Exhibit A is hereby made a part of this Agreement with the same force and effect as if herein set forth in full. From and after the effective date of the merger and until thereafter amended in accordance with applicable law, the Certificate of Incorporation of the Surviving Corporation shall be as set forth in Exhibit A. Said

Certificate may be amended separate and apart from this Agreement and shall be and may separately be certified as the Certificate of Incorporation of the Surviving Corporation, as amended from time to time.

E. By-Laws. At the effective date of the merger, the by-laws of the Delaware Company shall continue and be the by-laws of the Surviving Corporation until amended thereafter in accordance with applicable law.

F. Officers and Directors. At the effective date of the merger, the officers and directors of the Delaware Company shall remain in their respective positions and shall be the officers and directors of the Surviving Corporation. Such officers and directors shall continue to serve the Surviving Corporation in the same capacities, with the same powers, for the same term and subject to the same conditions as they did the Delaware Company, subject to the by-laws of the Surviving Corporation.

III. Conversion of Capital Stock.

A. Common Stock of the Delaware Company. Each share of Common Stock, par value $1.00 per share, of the Delaware Company issued and outstanding at the effective date of the merger, and all rights in respect thereof, shall by virtue of the merger and without any action on the part of the holder thereof be converted into and become one share of Common Stock, par value $1.00 per share, of the Surviving Corporation.

B. Certificates. Outstanding certificates and other instruments of indebtedness representing shares of the Common Stock of the Delaware Company shall thereafter represent the same number of shares of such stock of the Surviving Corporation, and the holders thereof shall have precisely the same rights that they would have had if such certificates had been issued by the Surviving Corporation.

C. Shares of the Alabama Company. Upon the effectiveness of the merger, the shares of Common Stock, par value $1.00 per share, of the Alabama Company outstanding immediately prior to the effective date of the merger (all of which are owned by the sole stockholder of the Delaware Company) shall be cancelled and retired, and no new shares of stock or other securities of the Surviving Corporation shall be issued with respect thereto.

D. Fractional Shares Interests. It shall not be necessary to issue any fractional shares of Common Stock of the Surviving Corporation in respect of either the Common Stock of the Alabama Company or the Common Stock of the Delaware Company.

IV. Termination.

This Agreement may be terminated and the proposed merger abandoned by resolution of the Board of Directors of the Alabama Company at any time prior to the effective date of the merger, whether before or after approval of stockholders, if any circumstances develop which in the opinion of such Board make proceeding with the merger inadvisable. In the event of such termination and abandonment, this Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their stockholders, directors, or officers with respect thereto.

V. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the Constituent Corporations as of the date first above written.

SOUTHERN LIVING, INC. (Alabama Company)

By	/s/ Vernon Owens
Its Vice President

ATTEST:

/s/ Eugene B. Butler
Secretary

SOUTHERN LIVING, INC. (Delaware Company)

By	/s/ Vernon Owens
Its Executive Vice President

ATTEST:

/s/ Eugene B. Butler
Secretary

EXHIBIT A

CERTIFICATE OF INCORPORATION

OF

SOUTHERN LIVING, INC.

FIRST. The name of the corporation is Southern Living, Inc.

SECOND. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of stock which the corporation shall have authority to issue is 1,000 and the par value of each of such shares is $1.00 amounting in the aggregate to $1,000.00.

FIFTH. The name and mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS
John K. Molen	1500 Brown-Marx Building Birmingham, Alabama 35203

SIXTH. The name and mailing address of each person, who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

NAME	MAILING ADDRESS
Emory Cunningham	P. O. Box 2581 Birmingham, Alabama 35202

Vernon Owens	P. O. Box 2581 Birmingham, Alabama 35202

Eugene B. Butler	P. O. Box 2581 Birmingham, Alabama 35202

SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, the bylaws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

TENTH. Any corporate action upon which a vote of stockholders is required or permitted may be taken with the written consent of stockholders having not less than a majority of all of the stock entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by holders having less than the minimum percentage of the vote required by statute for the proposed corporate action and provided that prompt notice be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

ELEVENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand and seal this 21st day of November, 1980.

/s/ John K. Molen	(SEAL)
John K. Molen

STATE OF ALABAMA	)
	)	ss:
COUNTY OF JEFFERSON	)

BE IT REMEMBERED that on this 21st day of November A.D., 1980, personally came before me, a Notary Public for the State of Alabama, County of Jefferson the party to the foregoing certificate of incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

GIVEN under my hand and seal of office the day and year aforesaid.

Jeanne Barlow
Notary Public

CERTIFICATE OF THE SECRETARY OF

SOUTHERN LIVING, INC.

I, Eugene B. Butler, as Secretary of Southern Living, Inc., an Alabama corporation, do hereby certify under the seal of said corporation that the foregoing Agreement and Plan of Merger of Southern Living, Inc. (an Alabama corporation) into Southern Living, Inc. (a Delaware corporation) was approved and adopted by the written consent of the sole stockholder of Southern Living, Inc. following its adoption by resolution at a duly convened meeting of the board of directors of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand under the seal of said corporation in my capacity as aforesaid, and have caused this certificate to be dated as of the 1 day of [ILLEGIBLE], 1980.

/s/ Eugene B. Butler
As Secretary of Southern Living, Inc.

CERTIFICATE OF THE SECRETARY OF

SOUTHERN LIVING, INC.

I, Eugene B. Butler, as Secretary of Southern Living, Inc., a Delaware corporation, do hereby certify under the seal of said corporation that the foregoing Agreement and Plan of Merger of Southern Living, Inc. (an Alabama corporation) into Southern Living, Inc. (a Delaware corporation) was approved and adopted by the written consent of the sole stockholder of Southern Living, Inc. in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, following its adoption by the unanimous written consent of the directors of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand under the seal of said corporation in my capacity as aforesaid, and have caused this certificate to be dated as of the [ILLEGIBLE] day of [ILLEGIBLE], 1980.

/s/ Eugene B. Butler
As Secretary of Southern Living, Inc.

In accordance with Section 252(c) of the General Corporation Law of the State of Delaware and in order to evidence acceptance of this Agreement following the requisite approval of this Agreement by the stockholders of each of the Constituent Corporations, the Constituent Corporations again execute this Agreement on the [ILLEGIBLE] day of December, 1980.

SOUTHERN LIVING, INC. (Alabama Company)

By	/s/ Vernon Owens
Its Vice President

ATTEST:

/s/ Eugene B. Butler
Secretary

SOUTHERN LIVING, INC. (Delaware Company)

By	/s/ Vernon Owens
Its Executive Vice President

ATTEST:

/s/ Eugene B. Butler
Secretary

STATE OF ALABAMA	)

JEFFERSON COUNTY	)

I, /s/ Illegible, a Notary Public in and for said County in said State, hereby certify that Vernon C. Owens, Jr., whose name as Vice President of Southern Living, Inc., an Alabama corporation, is signed to the foregoing Agreement and Plan of Merger, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act and deed of said corporation, and acknowledged that the facts stated in the said Agreement are true.

Given under my hand and official seal this [ILLEGIBLE] day of [ILLEGIBLE], 1980.

/s/ Illegible
Notary Public

My Commission Expires July 18, 1984

STATE OF ALABAMA	)

JEFFERSON COUNTY	)

I, /s/ Illegible, a Notary Public in and for said County in said State, hereby certify that Vernon C. Owens, Jr., whose name as Executive Vice President of Southern Living, Inc., a Delaware corporation, is signed to the foregoing Agreement and Plan of Merger, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act and deed of said corporation, and acknowledged that the facts stated in the said Agreement are true.

Given under my hand and official seal this [ILLEGIBLE] day of [ILLEGIBLE], 1980.

/s/ Illegible
Notary Public

My Commission Expires July 18, 1984

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1.	The name of the corporation (hereinafter called the “corporation”) is SOUTHERN LIVING, INC.

2.	The registered office of the corporation within the State of Delaware is hereby changed to 229 South State Street, City of Dover 19901, County of Kent.

3.

The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4.	The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on May 30, 1989.

/s/ James Nelson
James Nelson, Exec. Vice - President

Attest:

/s/ Betty Robb Freeman
Betty Robb Freeman, Assistant - Secretary

DEL. - C.A.-D.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 09/05/1997 971296251 - 0903509

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

Southern Living, Inc., a corporation organized and existing under and by virtueof the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

The present registered agent of the corporation is THE PRENTICE-HALL CORPORATION SYSTEM, INC. and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of “THE COMPANY” adopted the following resolutions as of the 1st day of July, 1997.

RESOLVED, that the registered office of the Corporation in the State of Delaware be, and it hereby is, changed to The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle; and further

RESOLVED, that the authorization of the present registered agent of the Corporation in the State of Delaware be, and it hereby is withdrawn and that The Corporation Trust Company be, and it hereby is, appointed the registered agent of the Corporation in the State of Delaware at the address of the Corporation’s registered office.

IN WITNESS WHEREOF, “THE COMPANY” has caused this statement to be signed by Richard I. Friedman, its Assistant Secretary, as of this 31st day of July, 1997.

By: Richard I, Friedman

Richard I. Friedman

Assistant Secretary

State of Delaware Secretary of State Division of Corporations Delivered 10:18 PM 12/30/2008 FILED 09:02 PM 12/30/2008 SRV 081241661 - 0903509 FILE

CERTIFICATE OF MERGER

MERGING

SOUTHERN LIVING REAL ESTATE, INC., an Alabama corporation,

INTO

SOUTHERN LIVING, INC., a Delaware corporation,

UNDER SECTION 252 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

The undersigned corporation DOES HEREBY CERTIFY THAT:

FIRST: The name and state of incorporation of each of the constituent corporations are as follows:

Name	State
Southern Living Real Estate, Inc.	Alabama

Southern Living, Inc.	Delaware

SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252(c) of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is Southern Living, Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of Southern Living, Inc., a Delaware corporation, which is surviving the merger, shall continue in full force and effect as the Certificate of Incorporation for the surviving corporation.

FIFTH: The executed agreement of merger is on file at an office of the surviving corporation, the address of which is 1271 Avenue of the Americas, New York, NY 10020.

SIXTH: A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: The authorized capital stock of each constituent corporation which is not a corporation of the State of Delaware is as follows:

Corporation	Class	Number of Shares	Par Value
Southern Living Real Estate, Inc., an Alabama corporation	Common	1000 Shares	$1.00

EIGHTH: This Certificate of Merger shall not become effective until, and shall become effective upon, December 31, 2008.

IN WITNESS WHEREOF, this Certificate of Merger has been signed as of the 22 day of December, 2008.

SOUTHERN LIVING, INC., a Delaware corporation

By	/s/ Linda Pellegrino
Linda Pellegrino Assistant Secretary

State of Delaware Secretary of State Division of Corporations Delivered 10:18 PM 12/30/2008 FILED 10:18 PM 12/31/2008 SRV 081241668 - 0903509 FILE

CERTIFICATE OF MERGER

MERGING

SPC DIGITAL, INC.

INTO

SOUTHERN LIVING, INC.

UNDER SECTION 251 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

The undersigned corporation DOES HEREBY CERTIFY THAT:

FIRST: The name and state of incorporation of each of the constituent corporations are as follows:

Name	State
SPC Digital, Inc.	Delaware

Southern Living, Inc.	Delaware

SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251(c) of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is Southern Living, Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of Southern Living, Inc., a Delaware corporation, which is surviving the merger, shall continue in full force and effect as the Certificate of Incorporation for the surviving corporation.

FIFTH: The executed agreement of merger is on file at an office of the surviving corporation, the address of which is 1271 Avenue of the Americas, New York, NY 10020.

SIXTH: A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: This Certificate of Merger shall not become effective until, and shall become effective upon, December 31, 2008.

SPC Digital into

Southern Living. Inc.

IN WITNESS WHEREOF, this Certificate of Merger has been signed as of the 22nd day of December, 2008.

SOUTHERN LIVING, INC.

By	/s/ Linda A. Pellegrino
Linda A. Pellegrino Assistant Treasurer

SPC Digital into

Southern Living, Inc.

State of Delaware Secretary of State Division of Corporations Delivered 10:18 PM 12/30/2008 FILED 10:18 PM 12/31/2008 SRV 081241665 - 0903509 FILE

CERTIFICATE OF MERGER

MERGING

SOUTHERN ACCENTS, INC.

INTO

SOUTHERN LIVING, INC.

UNDER SECTION 251 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

The undersigned corporation DOES HEREBY CERTIFY THAT:

FIRST: The name and state of incorporation of each of the constituent corporations are as follows:

Name	State
Southern Accents, Inc.	Delaware

Southern Living, Inc.	Delaware

SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251(c) of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is Southern Living, Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of Southern Living, Inc., a Delaware corporation, which is surviving the merger, shall continue in full force and effect as the Certificate of Incorporation for the surviving corporation.

FIFTH: The executed agreement of merger is on file at an office of the surviving corporation, the address of which is 1271 Avenue of the Americas, New York. NY 10020.

SIXTH: A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: This Certificate of Merger shall not become effective until, and shall become effective upon, December 31, 2008.

Southern Accents into

Southern Living, inc.

IN WITNESS WHEREOF, this Certificate of Merger has been signed as of the 22 day of December, 2008.

SOUTHERN LIVING, INC.

By	/s/ Linda A. Pellegrino
Linda A. Pellegrino Assistant Treasurer

Southern Accents into

Southern Living. Inc.

State of Delaware Secretary of State Division of Corporations Delivered 02:22 PM 07/30/2009 FILED 02:14 PM 07/30/2009 SRV 090741204 - 0903509 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

SOUTHERN LIVING, INC.

SOUTHERN LIVING. INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: That by action without a meeting pursuant to Section 141 (f) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declared said amendment to be advisable and submitted said amendment to the sole stockholder of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that paragraph 1 of the Certificate of Incorporation of the Corporation be amended so as to read in its entirety as follows:

“1. The name of the corporation is: Time Inc. Lifestyle Group.”

SECOND: That, thereafter, pursuant to the resolution of its Board of Directors, the sole stockholder of the Corporation by written consent pursuant to Section 228 of the General Corporation Law of Delaware consented to the above amendment to the Corporation’s Certificate of Incorporation.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Lauren Ezrol Klein, its Assistant Secretary, as of the 30th day of July, 2009.

/s/ Lauren Ezrol Klein
Lauren Ezrol Klein Assistant Secretary

State of Delaware Secretary of State Division of Corporations Delivered 06:04 PM 11/14/2018 FILED 06:04 PM 11/14/2018 SR 20187647464 - File Number 903509

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Time Inc. Lifestyle Group resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “1                    ” so that, as amended, said Article shall be and read as follows:

The name of the corporation is TI Inc. Lifestyle Group.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 31st day of October, 2018.

By:	/s/ Joseph H. Ceryanec
Authorized Officer

Title:	President & CEO

Name:	Joseph H. Ceryanec
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